UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED:  SEPTEMBER 14, 2012

DNA PRECIOUS METALS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

 9125 rue Pascal Gagnon, Suite 204
Saint Leonard, Quebec, Canada
H1P 1Z4

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(514)852-2111

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8-Other Events

Item 8.01 Other Events

On September 14, 2012 the Ministry of Durable Development of the Environmental Parks (“MDDEP”) for the province of Quebec, Canada  issued the Company a Certificate of Authorization (“COA”).

The Certificate of Authorization will permit the Company to begin the treatment of the mining residues of Anacon Lead 1 and Anacon Lead 2 situated on the Montauban Mine Property.

The Company will now accelerate the build-out of  the infrastructure  and proceed with the installation of a  custom designed milling circuit for the treatment of the mining residues.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 2012

DNA Precious Metals, Inc.
By:	/s/James Chandik
James Chandik
Chief Executive Officer